EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 29, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes related to a sub-adviser of the following Portfolio:

EQ/Global Bond PLUS Portfolio

Effective on or about August 1, 2019, Wells Fargo & Company (WFC) will consolidate Wells Fargo Asset Management (International), LLC into Wells Fargo Asset Management (International) Limited, another subsidiary of WFC that is a registered investment adviser. As a result, Wells Fargo Asset Management (International) Limited will assume the investment sub-advisory responsibilities for the Active Allocated Portion of EQ/Global Bond PLUS Portfolio. Portfolio managers Lauren van Biljon, Peter Wilson, Michael Lee and Alex Perrin will remain primarily responsible for the investment decisions for the Active Allocated Portion of EQ/Global Bond PLUS Portfolio. Effective on or about August 1, 2019, all references to Wells Fargo Asset Management (International), LLC with respect to EQ/Global Bond PLUS Portfolio in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with Wells Fargo Asset Management (International) Limited.

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